Exhibit 10.2(b)


          Schedule of Secured Convertible Note (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on June 10, 2005


                                                               Conversion
      Issue Date         Due Date           Principal             Price
      ----------         --------         -------------           -----
       06/10/05          12/10/05        $ 1,465,534.55         $ 0.010